Financial Instruments And Fair Value Measurements	12 Months Ended
Sep. 26, 2015
Financial Instruments And Fair Value Measurements [Abstract]
Financial Instruments And Fair Value Measurements

4. Financial Instruments and Fair Value Measurements

As part of the overall risk management, the Company uses derivative instruments to reduce exposure to changes in interest rates attributed to the Company's floating-rate borrowings. For those derivative instruments that are designated and qualify as hedging instruments, the Company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge of a net investment in a foreign operation. To the extent hedging relationships are found to be effective, as determined by FASB guidance, changes in fair value of the derivatives are offset by changes in the fair value of the related hedged item are recorded to Accumulated other comprehensive loss. Management believes hedge effectiveness is evaluated properly in preparation of the financial statements, and did not identify any hedge ineffectiveness related to the interest rate swaps recorded on the Consolidated Balance Sheets in the current period.

Cash Flow Hedging Strategy

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of Accumulated other comprehensive loss and reclassified into earnings in the same line item associated with the forecasted transaction and in the same period or periods during which the hedged transaction affects earnings. The categorization of the framework used to price these derivative instruments is considered a Level 3, due to the subjective nature of the unobservable inputs used to determine the fair value.

In February 2013, the Company entered into an interest rate swap transaction to protect $1 billion of outstanding variable rate term loan debt from future interest rate volatility. The agreement swapped the greater of a three-month variable LIBOR contract or 1.00% for a fixed annual rate of 2.355%, with an effective date in May 2016 and expiration in May 2019. In June 2013, the Company elected to settle this derivative instrument and received $16 million as a result of this settlement. The offset is included in Accumulated other comprehensive loss and Deferred income taxes and will be amortized to Interest expense from May 2016 through May 2019, the original term of the swap agreement.

In March 2014, the Company entered into an interest rate swap transaction to manage cash flow variability associated with $1 billion of outstanding variable rate term loan debt. The agreement swaps the greater of a three-month variable LIBOR contract or 1.00% for a fixed annual rate of 2.59%, with an effective date in February 2016 and expiration in February 2019. The Company records changes in fair value in Accumulated other comprehensive income.

In September 2015, the Company entered into an interest rate swap transaction to protect $1 billion of outstanding variable rate term loan debt from future interest rate volatility. The agreement swapped the greater of a three-month variable LIBOR contract or 1.00% for a fixed annual rate of 1.7185%, with an effective date in December 2015 and expiration in June 2019. The Company records changes in fair value in Accumulated other comprehensive income.

	Liability Derivatives
	Balance Sheet Location	2015	2014
Interest rate swaps	Other long-term liabilities	$36	$3

The Fair Value Measurements and Disclosures section of the ASC defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a framework for measuring fair value. This section also establishes a three-level hierarchy (Level 1, 2, or 3) for fair value measurements based upon the observability of inputs to the valuation of an asset or liability as of the measurement date. This section also requires the consideration of the counterparty's or the Company's nonperformance risk when assessing fair value.

The Company's interest rate swap fair values were determined using Level 2 inputs as other significant observable inputs were not available.

The Company's financial instruments consist primarily of cash and cash equivalents, long-term debt, interest rate swap agreements and capital lease obligations. The book value of our long-term indebtedness exceeded fair value by $55 million as of fiscal 2015, while conversely, its fair value exceeded book value by $86 million as of fiscal 2014. The Company's long-term debt fair values were determined using Level 2 inputs as other significant observable inputs were not available.

Non-recurring Fair Value Measurements

The Company has certain assets that are measured at fair value on a non-recurring basis under the circumstances and events described in Note 1 and Note 10. The assets are adjusted to fair value only when the carrying values exceed the fair values. The categorization of the framework used to price the assets is considered Level 3, due to the subjective nature of the unobservable inputs used to determine the fair value (see Note 1 and 10 for additional discussion). These assets include primarily our definite lived and indefinite lived intangible assets, including Goodwill and our property plant and equipment. The Company reviews Goodwill and other indefinite lived assets for impairment as of the first day of the fourth fiscal quarter each year, and more frequently if impairment indicators exist. The Company determined Goodwill and other indefinite lived assets were not impaired in our annual fiscal 2014 assessment and no impairment indicators existed in the current quarter.

Included in the following tables are the major categories of assets measured at fair value on a non-recurring basis along with the impairment loss recognized on the fair value measurement for the fiscal years then ended.

	As of the end of fiscal 2015
	Level 1	Level 2	Level 3	Total	Impairment
Indefinite-lived trademarks	$—	$—	$207	$207	$—
Goodwill	—	—	1,652	1,652	—
Definite lived intangible assets	—	—	486	486	—
Property, plant, and equipment	—	—	1,294	1,294	2
Total	$—	$—	$3,639	$3,639	$2

	As of the end of fiscal 2014
	Level 1	Level 2	Level 3	Total	Impairment
Indefinite-lived trademarks	$—	$—	$207	$207	$—
Goodwill	—	—	1,659	1,659	—
Definite lived intangible assets	—	—	585	585	—
Property, plant, and equipment	—	—	1,364	1,364	7
Total	$—	$—	$3,815	$3,815	$7

	As of the end of fiscal 2013
	Level 1	Level 2	Level 3	Total	Impairment
Indefinite-lived trademarks	$—	$—	$207	$207	$—
Goodwill	—	—	1,634	1,634	—
Definite lived intangible assets	—	—	649	649	5
Property, plant, and equipment	—	—	1,266	1,266	—
Total	$—	$—	$3,756	$3,756	$5

Valuation of Goodwill and Indefinite Lived Intangible Assets

ASC Topic 350 requires the Company to test goodwill for impairment at least annually. The Company conducts the impairment test on the first day of the fourth fiscal quarter, unless indications of impairment exist during an interim period. When assessing its goodwill for impairment, the Company utilizes a comparable company market approach in combination with a discounted cash flow analysis to determine the fair value of their reporting units and corroborate the fair values. The Company utilizes a relief from royalty method to value their indefinite lived trademarks and uses the forecasts that are consistent with those used in the reporting unit analysis. The Company's reporting units are more fully discussed in Note 1. In fiscal 2015, fiscal 2014 and fiscal 2013 the Company determined no impairment existed. The Company did not recognize any impairment charges on the indefinite lived intangible assets in any of the years presented.

Valuation of Property, Plant and Equipment and Definite Lived Intangible Assets

The Company periodically realigns their manufacturing operations which results in facilities being closed and shut down and equipment transferred to other facilities or equipment being scrapped or sold. The Company utilizes appraised values to corroborate the fair value of the facilities and has utilized a scrap value based on prior facility shut downs to estimate the fair value of the equipment, which has approximated the actual value that was received. When impairment indicators exist, the Company will also perform an undiscounted cash flow analysis to determine the recoverability of the Company's long-lived assets. The Company incurred an impairment charges of $2 million and $7 million related to property, plant and equipment in fiscal years 2015 and 2014, respectively. The Company did not incur an impairment charge related to property, plant and equipment in fiscal 2013. The Company did not incur an impairment charge on definite lived intangible assets in fiscal 2015 or 2014. The Company did recognize an impairment charge of $5 million on definite lived intangible assets related to the decision to exit certain businesses during fiscal 2013.